UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 19, 2023
AXOGEN, INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota
(State or Other Jurisdiction of
Incorporation or Organization)
001-36046
(Commission File Number)

41-1301878
(I.R.S. Employer Identification No.)

13631 Progress Boulevard, Suite 400 Alachua, Florida
(Address of principal executive offices)

32615
(Zip Code)
(386) 462-6800
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	AXGN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

Retirement of Named Executive Officer

On September 19, 2023, Mike Donovan, the Vice President of Operations of Axogen, Inc. (the “Company”) informed the Company of his intention to retire, effective March 22, 2024 (the “Retirement Date”). Following Mr. Donovan’s Retirement Date, it is expected that on or about March 25, 2024, Mr. Donovan’s responsibilities will be transitioned to Todd Puckett, the Company’s Vice President, Manufacturing, who is not an executive officer of the Company.

Mr. Donovan’s retirement will qualify as a Qualified Retirement under the terms of Mr. Donovan’s equity award agreements, which allow for continuation of vesting of equity awards (the “Retirement Vesting”) following retirement. In order to qualify, the executive must be at the time of retirement, at least 60 years of age, have at least 10 years of continuous service with the Company, and have provided at least 6 or 12 months advance notice, as applicable, of their intent to retire (a “Qualified Retirement”).

Pursuant to the terms of Mr. Donovan’s award agreements, options to purchase 98,245 shares of common stock and 85,750 restricted stock units held by Mr. Donovan will continue to vest according to the vesting schedule set forth in the applicable award agreement. Performance stock units held by Mr. Donovan will also continue to vest following the Retirement Date but, the amount of performance stock units eligible to vest will be based on the actual performance in the relevant performance periods and will be prorated based on the number of days Mr. Donovan was employed during the relevant performance periods.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOGEN, INC.

Dated: September 22, 2023	By:	/s/ Marc Began
Marc Began
Executive Vice President, General Counsel and Chief Compliance Officer